SECURED BORROWINGS	12 Months Ended
Dec. 31, 2018
SECURED BORROWINGS [Abstract]
SECURED BORROWINGS
10.	SECURED BORROWINGS

The Company’s secured borrowings, net balance as of December 31, 2018 and 2017 are presented below (dollars in thousands):

	Outstanding principal balance as of December 31,		Weighted average interest rate(1) as of December 31,
	2018(2)	2017(2)	2018	2017	Maturity date
Securitization Notes	$85,584	$101,551	3.08%	3.06%	November 2033
Nord LB Facility	108,882	153,176	4.29%	4.47%	January 2020
CBA Facility	—	49,080	—	5.53%	N/A
Term Loan	407,768	431,271	5.17%	4.25%	February 2023
Magellan Acquisition Limited Facility	305,226	331,768	4.18%	3.15%	December 2025
Fly Acquisition III Facility	190,457	86,520	4.10%	3.41%	February 2022
Fly Aladdin Acquisition Facility	467,179	—	4.59%	—	June 2020 – June 2023
Fly Aladdin Engine Funding Facility	43,829	—	4.95%	—	December 2021 – April 2022
Other Aircraft Secured Borrowings	807,882	905,525	4.44%	3.83%	December 2020 – June 2028
Total outstanding principal balance	2,416,807	2,058,891
Unamortized debt discounts and loan costs	(36,938)	(29,216)
Total secured borrowings, net	$2,379,869	$2,029,675

(1)	Represents the contractual interest rates and effect of derivative instruments and excludes the amortization of debt discounts and debt issuance costs.
(2)	As of December 31, 2018 and 2017, accrued interest on secured borrowings totaled $10.9 million and $6.6 million, respectively.

The Company is subject to restrictive covenants under its secured borrowings which relate to the incurrence of debt, issuance of guarantees, incurrence of liens or other encumbrances, the acquisition, substitution, disposition and re-lease of aircraft, maintenance, registration and insurance of its aircraft, restrictions on modification of aircraft and capital expenditures, and requirements to maintain concentration limits.

The Company’s loan agreements include events of default that are customary for these types of secured borrowings. The Company’s failure to comply with any restrictive covenants, or any other operating covenants, may trigger an event of default under the relevant loan agreement. In addition, certain of the Company’s loan agreements contain cross-default provisions that could be triggered by a default under another loan agreement.

As of December 31, 2018, the Company was not in default under any of its secured borrowings.

Securitization Notes

At December 31, 2018, Fly’s subsidiary, B&B Air Funding, had $85.6 million principal amount outstanding on its aircraft lease-backed Class G-1 notes (the “Securitization Notes”), which were secured by nine aircraft. The final maturity date of the Securitization Notes is November 14, 2033. The Securitization Notes are non-recourse obligations to Fly.

The Securitization Notes bear interest at an adjustable interest rate equal to the current one-month LIBOR plus 0.77%. Interest expense also includes amounts payable to the provider of a financial guaranty insurance policy and the liquidity facility provider thereunder, as well as accretion on the Securitization Notes re-issued at a discount. Interest and any principal payments due are payable monthly.

All cash collected, including sale proceeds from the aircraft financed by the Securitization Notes, is applied to service the outstanding balance of the Securitization Notes, after the payment of certain expenses and other costs, including interest, interest rate swap payments, and the fees to the policy provider in accordance with those agreements.

B&B Air Funding may, on any future payment date, redeem the Securitization Notes in whole or from time to time in part for an amount equal to the outstanding principal amount, together with accrued and unpaid interest to, but excluding, the date fixed for redemption. Redemption prior to acceleration of the Securitization Notes may be of all or any part of the Securitization Notes. Redemption after acceleration of the Securitization Notes upon default may only be for all of the Securitization Notes.

The Securitization Notes are secured by (i) first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of B&B Air Funding; (ii) interests in the leases of the associated aircraft; (iii) cash held by the subsidiaries of B&B Air Funding; and (iv) rights under agreements with BBAM, the initial liquidity facility provider, hedge counterparties and the policy provider. Rentals paid under leases are placed in the collections account and paid out according to a priority of payments set forth in the indenture. The Securitization Notes are also secured by a lien or similar interest in any of the aircraft B&B Air Funding currently owns that are registered in the United States or Ireland. B&B Air Funding may not encumber the aircraft it currently owns or incur additional indebtedness except as permitted under the securitization-related documents.

B&B Air Funding is subject to operating covenants which relate to, among other things, its operations, disposition of aircraft, lease concentration limits, and restrictions on the modification of aircraft and capital expenditures. A breach of the covenants could result in the acceleration of the Securitization Notes and exercise of remedies available in relation to the collateral, including the sale of aircraft at public or private sale.

In connection with the issuance of the Securitization Notes, B&B Air Funding entered into a revolving credit facility (“Securitization Note Liquidity Facility”) that provides additional liquidity of up to $60.0 million. Subject to the terms and conditions of the Securitization Note Liquidity Facility, advances may be drawn for the benefit of the Securitization Note holders to cover certain expenses of B&B Air Funding, including maintenance expenses, interest rate swap payments and interest on the Securitization Notes. Advances shall bear interest at one-month LIBOR plus a spread of 1.20%. A commitment fee of 0.40% per annum is due and payable on each payment date based on the unused portion of the Securitization Note Liquidity Facility. As of each of December 31, 2018 and 2017, B&B Air Funding had not drawn on the Securitization Note Liquidity Facility.

The financial guaranty insurance policy (the “Policy”) issued by the Policy Provider supports the payment of interest due on the Notes and the payment of the outstanding principal balance of the Securitization Notes on the final maturity date and, under certain circumstances, prior thereto. A downgrade of the policy provider’s credit rating or its failure to meet its obligations under the Policy will not have a direct impact on B&B Air Funding’s obligations or rights under the Securitization Notes.

Nord LB Facility

As of December 31, 2018, the Company had $108.9 million principal amount outstanding under its non-recourse debt facility with Norddeutsche Landesbank Gironzentrale (the “Nord LB Facility”), which was secured by five aircraft. The Nord LB Facility is structured with loans secured by each aircraft individually. The loans are cross-collateralized and contain cross-default provisions. Borrowings are secured by Fly’s equity interests in the aircraft owning and leasing subsidiaries, the related leases, and certain deposits. Prior to November 14, 2018, the loans bore interest at one-month LIBOR plus a margin of 3.30%. Effective on November 14, 2018, the Company amended each of the loans under the Nord LB Facility to (i) extend the maturity date from November 14, 2018 to January 14, 2020 and (ii) reduce the margin to 1.85%.

Under the terms of the Nord LB Facility, the Company applies 95% of lease rentals collected towards interest and principal. If no lease rental payments are collected in the applicable period for any financed aircraft, then no payment is due under the loan associated with that aircraft during such period. Any unpaid interest increases the principal amount of the associated loan.

In the event the Company sells any of the financed aircraft, substantially all sale proceeds (after payment of certain expenses) must first be used to repay the debt associated with such aircraft and then to repay the outstanding amounts which finance the remaining aircraft. In addition, any maintenance reserve amounts retained by the Company will be used to prepay the Nord LB Facility, provided such reserves are not required for future maintenance of such aircraft.

Upon termination or expiration of a lease other than by sale, no payments are due with respect to the outstanding loan associated with that aircraft until the earlier of (i) six months from such termination or expiration and (ii) the date on which the aircraft is re-leased. Interest during this period increases the outstanding balance under the facility. The Company must pay interest with respect to any aircraft that remains off-lease after six months, and if such aircraft continues to be off-lease after twelve months, the Company must pay debt service equal to 85% of the lease rate under the prior lease agreement. The lenders may require payment in full or foreclose on an aircraft that remains off-lease after 24 months but may not foreclose on any other aircraft in the facility.

An event of default with respect to the loan on any aircraft will trigger an event of default on the loans with respect to every other financed aircraft. A default by any of the aircraft owning entities in respect of obligations in excess of $10.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder would constitute an event of default.

CBA Facility

The Company had a recourse debt facility with Commonwealth Bank of Australia and CommBank Europe Limited (the “CBA Facility”), which was secured by four aircraft. During the third quarter of 2018, the Company repaid in full the outstanding principal balance of $44.3 million under the CBA Facility. There was no prepayment penalty associated with such repayment.

Term Loan

As of December 31, 2018, the Company had $407.8 million principal amount outstanding under its senior secured term loan (the “Term Loan”), which was secured by 29 aircraft. Fly has guaranteed all payments under the Term Loan. The Term Loan bears interest at three-month LIBOR plus a margin of 2.00%. The Term Loan can be prepaid in whole or in part without penalty.

On October 19, 2016, the Company amended the Term Loan to extend the maturity date from August 2019 to February 2022. In connection with this amendment, the Company paid a one-time fee of 0.25% on the then outstanding principal amount under the Term Loan to its lenders. The Company also expensed $2.3 million as debt extinguishment costs.

On April 28, 2017, the Company amended the Term Loan to (i) reduce the margin from 2.75% to 2.25%, (ii) eliminate the LIBOR floor of 0.75% and (iii) extend the maturity date from February 2022 to February 2023. The Company also upsized the Term Loan by $50.0 million. On November 1, 2017, the Company further amended the Term Loan to reduce the margin from 2.25% to 2.00%. During the year ended December 31, 2017, the Company incurred debt extinguishment costs totaling $3.0 million in connection with these amendments.

The Term Loan requires that the Company maintain a maximum loan-to-value ratio of 70.0% based on the lower of the mean or median of half-life adjusted base values of the financed aircraft as determined by three independent appraisers. The Term Loan contains certain concentration limits with respect to types of aircraft which can be financed in the Term Loan, as well as geographic and single lessee concentration limits. These concentration limits apply upon the acquisition, sale, removal or substitution of an aircraft. The Term Loan also includes certain customary covenants, including reporting requirements and maintenance of credit ratings.

An event of default under the Term Loan includes any of the aircraft owning entities defaulting in respect of obligations in excess of $50.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder.

Magellan Acquisition Limited Facility

As of December 31, 2018, the Company had $305.2 million principal amount outstanding in loans and notes under its term loan facility (“Magellan Acquisition Limited Facility”), which was secured by nine aircraft. The Magellan Acquisition Limited Facility has a maturity date of December 8, 2025. Fly has guaranteed all payments under this facility.

The interest rate on the loans is based on one-month LIBOR plus an applicable margin of 1.65% per annum. The interest rate on the notes is a fixed rate of 3.93% per annum.

The facility contains financial and operating covenants, including a covenant that Fly maintain a tangible net worth of at least $325.0 million, as well as customary reporting requirements. The borrower is required to maintain an initial loan-to-value ratio of less than or equal to 75% based on the lower of the average half-life adjusted current market value and base value of all aircraft financed under the facility as determined by three independent appraisers. A violation of any of these covenants could result in a default under the Magellan Acquisition Limited Facility. In addition, upon the occurrence of certain conditions including a failure by Fly to maintain a minimum liquidity of at least $25.0 million, the borrower will be required to deposit certain amounts of maintenance reserves and security deposits received into accounts pledged to the security trustee.

Upon the sale of an aircraft, the borrower may substitute aircraft into the Magellan Acquisition Limited Facility subject to certain conditions. The substitute aircraft must be equal to or greater than the appraised value of the aircraft being substituted. The borrower must be in compliance with the concentration limits after such substitution.

An event of default under the Magellan Acquisition Limited Facility includes a default in respect of the Fly’s recourse obligations in excess of $50.0 million and holders of such obligation accelerate or demand repayment of amounts due thereunder.

 Fly Acquisition III Facility

As of December 31, 2018, the Company had $190.5 million principal amount outstanding under its revolving credit facility (the “Fly Acquisition III Facility”), which was secured by nine aircraft. The availability period under the Fly Acquisition III Facility expired on February 26, 2019. The facility has a maturity date of February 26, 2022 and all payments are guaranteed by Fly.

The Company paid commitment fees of 0.50% to 0.75% per annum to the lenders on the undrawn amount of their commitment from February 26, 2016 until February 26, 2019.

The interest rate under the facility is based on one-month LIBOR plus an applicable margin of, (i) from February 26, 2016 through February 26, 2019, 2.00%, (ii) from February 27, 2019 through February 26, 2020, 2.50% and (iii) from February 27, 2020 through the maturity date, 3.00%.

The Fly Acquisition III Facility contains financial and operating covenants, including covenants that Fly maintain a tangible net worth of at least $325.0 million and that Fly Acquisition III maintain a specified interest coverage ratio, as well as customary reporting requirements. Violation of any of these covenants could result in an event of default under the facility. Also, upon the occurrence of certain conditions, including a failure by Fly to maintain a minimum liquidity of at least $25.0 million, Fly Acquisition III will be required to deposit maintenance reserves and security deposits received from lessees into accounts pledged to the security trustee.

An event of default under the Fly Acquisition III Facility includes a default in respect of the Company’s recourse obligations in excess of $50.0 million and holders of such an obligation accelerate or demand repayment of amounts due thereunder.

Fly Aladdin Acquisition Facility

On June 15, 2018, Fly, through its wholly-owned subsidiaries, entered into a term loan facility with a consortium of lenders (the “Fly Aladdin Acquisition Facility”) to finance the acquisition of 29 Airbus A320-200 aircraft on operating leases to the AirAsia Group.

The Fly Aladdin Acquisition Facility provided for borrowings of up to $574.5 million, including $143.6 million Series A loans with a final maturity date of June 15, 2020, and $430.9 million Series B loans with a final maturity date of June 15, 2023. The Company may elect, at any time prior to May 16, 2020, to extend the maturity date in respect of Series A loans having an original principal amount no greater than 40% of the original drawn amount to January 15, 2021. As of December 31, 2018, an aggregate of $467.2 million principal amount was outstanding under the Fly Aladdin Acquisition Facility, including $55.9 million Series A loans and $411.3 million Series B loans, which were secured by 24 aircraft. The Company paid aggregate arrangement and commitment fees of approximately $9.5 million to the lenders in 2018.

During the fourth quarter of 2018, the Company prepaid $81.1 million of debt and wrote off approximately $0.9 million of unamortized loan costs and debt discounts as debt extinguishment costs. The aircraft associated with the debt prepayment were sold during the first quarter of 2019.

The interest rate on the loans is based on three-month LIBOR, plus an applicable margin of 1.50% per annum for the Series A loans, 1.80% per annum for the Series B loans, and 2.50% per annum during the extension term for any Series A loans that the Company elects to extend. The Company makes scheduled quarterly payments of principal and interest on each loan in accordance with a fixed amortization schedule.

Borrowings are secured by the aircraft and related leases, and the equity and beneficial interests in the aircraft owning and leasing subsidiaries. In addition, Fly has provided a guaranty of certain of the representations, warranties and covenants under the Fly Aladdin Acquisition Facility (including, without limitation, the borrowers’ special purpose covenants), as well as the obligations, upon the occurrence of certain conditions, to deposit maintenance reserves and security deposits received into pledged accounts.

The borrowers are required to maintain (i) a debt service coverage ratio of at least 1.15:1.00, (ii) an initial loan-to-value ratio equal to 72.5% and (iii) that 85% of aircraft financed under the facility (a) are on lease, (b) have been subject to a lease in the previous six months or (c) are subject to a letter of intent for a re-lease or sale. The tests in (ii) and (iii) are based on the average of the most recent half-life adjusted current market value of all aircraft financed under the facility, as determined by three independent appraisers on a semi-annual basis. Upon the occurrence of (i) a breach of the debt service coverage ratio continuing for two consecutive quarterly payment dates, (ii) an event of default that is continuing under the Fly Aladdin Acquisition Facility, or (iii) a default under any mortgage, indenture or instrument under which there is issued, or which secures or evidences, any recourse indebtedness of the Company in an aggregate principal amount exceeding $50.0 million, Fly will be required to deposit, or cause the borrowers to deposit, all maintenance reserves and security deposits received under the associated leases into pledged accounts. Upon the occurrence of a breach, on any payment date, of the loan-to-value ratio or the utilization test described above, and certain other events, all cash collected will be applied to repay the outstanding principal balance of the Series A and Series B loans until such breach is cured.

The Fly Aladdin Acquisition Facility contains geographic and single lessee concentration limits, which apply upon the acquisition, sale, removal or substitution of an aircraft, as well as aircraft type eligibility for any aircraft substitution. Upon the sale of an aircraft, the borrowers may substitute an Airbus A320 or A321 model aircraft on operating lease to the AirAsia Group into the Fly Aladdin Acquisition Facility subject to certain conditions. The facility also includes certain customary covenants, including reporting requirements. A violation of any of these covenants could result in a default under the Fly Aladdin Acquisition Facility.

Fly Aladdin Engine Funding Facility

On October 24, 2018, Fly, through a wholly-owned subsidiary, entered into a recourse term loan facility with two lenders (the “Fly Aladdin Engine Funding Facility”) to finance the acquisition of seven engines on operating leases to the AirAsia Group. The facility provided for borrowings of up to $46.0 million. In October 2018, the Company drew down $43.9 million and paid up-front fees of approximately $0.4 million. As of December 31, 2018, the Company had $43.8 million principal amount outstanding under the Fly Aladdin Engine Funding Facility, which was secured by seven engines. Fly has guaranteed all payments under this facility.

The interest rate for the borrowings ranges from 4.94% to 4.96% per annum, per engine. The Company is required to make scheduled monthly payments of principal and interest in accordance with an amortization schedule. The loans have maturity dates ranging from December 31, 2021 to April 30, 2022.

The loans are secured by the engines and related leases and the Company’s equity and beneficial interests in the engine owning entities. The Fly Aladdin Engine Funding Facility contains customary covenants, including various reporting requirements. A violation of any of these covenants could result in a default under the facility.

Other Aircraft Secured Borrowings

The Company has entered into other aircraft secured borrowings to finance the acquisition of aircraft, one of which is denominated in Euros. As of December 31, 2018, the Company had $807.9 million principal amount outstanding of other aircraft secured borrowings, which were secured by 17 aircraft. Of this amount, $477.5 million was recourse to Fly.

These borrowings are structured as individual loans secured by pledges of the Company’s rights, title and interests in the financed aircraft and leases. In addition, Fly may provide guarantees of its subsidiaries’ obligations under certain of these loans and may be subject to financial and operating covenants in connection therewith. The maturity dates of these loans range from December 2020 to June 2028.

During the third quarter of 2018, the Company entered into a recourse secured borrowing in the amount of $122.5 million to finance an unencumbered aircraft. The Company used the loan proceeds to repay the CBA Facility and one other aircraft secured borrowing.

Future Minimum Principal Payments on Secured Borrowings

During the year ended December 31, 2018, the Company made scheduled principal payments of $188.7 million on its secured borrowings. The anticipated future minimum principal payments due for its secured borrowings are as follows (dollars in thousands):

Year ending December 31,
2019	$314,682
2020	303,819
2021	233,041
2022	332,380
2023	865,362
Thereafter	367,523
Future minimum principal payments due	$2,416,807